UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 2, 2016

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On November 22, 2016, United States District Court Judge Kevin H. Sharp (M.D. Tenn.) entered an order preliminarily approving a stipulation and settlement and dismissal with prejudice of the action styled In re Community Health Systems, Inc. Shareholder Derivative Litigation (Master Docket No. 3:11-cv-00489). The filing of this Form 8-K with the attached Notice of Proposed Derivative Settlement and Stipulation of Settlement provide notice of the proposed settlement and the terms and conditions thereof, as well as deadlines for stockholder objections and a final hearing on the settlement.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice of Proposed Derivative Settlement and Stipulation of Settlement, dated December 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services and Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Proposed Derivative Settlement and Stipulation of Settlement, dated December 2, 2016